SUN CAPITAL ADVISERS TRUST

Supplement dated January 9, 2006

to the Statement of Additional Information dated May 1, 2005

This supplement provides information regarding changes to the SC Value Small Cap Fund (the "fund").

Effective January 9, 2006, OppenheimerFunds, Inc. replaces OpCap Advisors as the fund's subadviser. As a result, the fund's name is changed to SC Oppenheimer Main Street Small Cap Fund and all references to the fund's name in the Statement of Additional Information are changed from "SC Value Small Cap Fund to SC Oppenheimer Main Street Small Cap Fund."

In addition, the following sections of the fund's Statement of Additional Information are hereby revised as follows:

1) In the table under "Investment Strategies and Risks" on page 1, the disclosure related to the fund is replaced with the following:

SC Oppenheimer Main Street Small Cap Fund invests at least 80% of its net assets (including any borrowings for investment purposes) in securities of companies having a small market capitalization.

2. On page 31 under "The Subadvisers," the paragraph related to OpCap Advisors is replaced with the following:

OppenheimerFunds, Inc., Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008, serves as subadviser to Oppenheimer Main Street Small Cap Fund. OppenheimerFunds discharges its responsibilities subject to the policies of the board of trustees of Sun Capital Advisers Trust and the oversight and supervision of the adviser. OppenheimerFunds has been an investment adviser since 1960. As of December 31, 2005, OppenheimerFunds and its subsidiaries and controlled affiliates managed more than $200 billion in assets including other Oppenheimer funds with more than 6 million shareholder accounts.

3. Beginning on page 39, under "Portfolio Managers," the sections related to OpCap Advisors are replaced with the following:

Other Accounts Managed by Portfolio Managers - OppenheimerFunds, Inc. The table below provides information as of September 30, 2005 concerning other accounts managed by Nikolaos D. Monoyios and Mark Zavanelli of OppenheimerFunds, Inc. who are primarily responsible for the day-to-day management of the Oppenheimer Main Street Small Cap Fund.

Manager	Total # of Accounts	Total Assets Under Management
Nikolaos D. Monoyios
Other Registered Investment Companies	11	$22,814,115,775
Other Pooled Vehicles	1	$21,920,449
Other Accounts	4	$74,915,873
Mark Zavanelli
Other Registered Investment Companies	3	$6,342,165,056
Other Pooled Vehicles	None	$0
Other Accounts	2	$316,667

File No. 811-08879

Performance Fees - OppenheimerFunds, Inc. The portfolio managers do not manage any account with a performance-based fee.

Compensation - OppenheimerFunds, Inc. Messrs. Monoyios and Zavanelli are employed and compensated by OppenheimerFunds, Inc., not the fund. Under OppenheimerFunds' compensation program for its portfolio managers and portfolio analysts, their compensation is based primarily on the investment performance results of the funds and accounts they manage, rather than on the financial success of OppenheimerFunds. This is intended to align the portfolio managers' and analysts' interests with the success of the funds and accounts and their investors. OppenheimerFunds' compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value.

As of September 30, 2005, each portfolio manager's compensation consisted of three elements: a base salary, an annual discretionary bonus and eligibility to participate in long-term awards of options and appreciation rights in regard to the common stock of OppenheimerFunds' holding company parent. Senior portfolio managers may also be eligible to participate in the OppenheimerFunds' deferred compensation plan.

Base salary. The base pay component of each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions, to help OppenheimerFunds to attract and retain talent.

Annual discretionary bonus. The annual discretionary bonus is determined by senior management of OppenheimerFunds and is based on a number of factors, including a fund's pre-tax performance for periods of up to five years, measured against an appropriate benchmark selected by management. The Lipper benchmark with respect to the fund is Lipper - Small Cap Core Funds. Other factors include management quality (such as style consistency, risk management, sector coverage, team leadership and coaching) and organizational development.

The portfolio managers' compensation is not based on the total value of the fund's portfolio assets, although the fund's investment performance may increase those assets. The compensation structure is also intended to be internally equitable and serve to reduce potential conflicts of interest between the fund and other funds and accounts managed by the portfolio managers. The compensation structure of the other funds managed by the portfolio managers is the same as the compensation structure of the fund, described above.

Steps Taken by OppenheimerFunds, Inc. to Address Potential Conflicts of Interest. As indicated above, each of the portfolio managers also manages other funds. Potentially, at times, those responsibilities could conflict with the interests of the fund. That may occur whether the investment strategies of the other fund are the same as, or different from, the fund's investment objectives and strategies. For example, the portfolio manager may need to allocate investment opportunities between the fund and another fund having similar objectives or strategies, or he may need to execute transactions for another fund that could have a negative impact on the value of securities held by the fund. Not all funds and accounts advised by the portfolio manager have the same management fee. If the management fee structure of another fund is more advantageous to the portfolio manager than the fee structure of the fund, the portfolio manager could have an incentive to favor the other fund. However, the portfolio manager's compliance procedures and Code of Ethics recognize the portfolio manager's fiduciary obligations to treat all of its clients, including the fund, fairly and equitably, and are designed to preclude the portfolio managers from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so. At different times, one or more of the fund's portfolio managers may manage other funds or accounts with investment objectives and strategies that are similar to those of the fund, or may manage funds or accounts with investment objectives and strategies that are different from those of the fund.

4) Appendix B - No. 3 relating to Oppenheimer Capital's Proxy Voting Guidelines is replaced in its entirety with the following Proxy Voting Guidelines for OppenheimerFunds, Inc.:

OPPENHEIMERFUNDS, INC.

OPPENHEIMERFUNDS

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES

(as of December 5, 2005)

These Portfolio Proxy Voting Policies and Procedures, which include the attached "OppenheimerFunds Proxy Voting Guidelines" (the "Guidelines"), set forth the proxy voting policies, procedures and guidelines to be followed by OppenheimerFunds, Inc. ("OFI") in voting portfolio proxies relating to securities held by clients, including registered investment companies advised or sub-advised by OFI ("Fund(s)").

A. Funds for which OFI has Proxy Voting Responsibility

OFI Funds. Each Board of Directors/Trustees of the Funds advised by OFI (the "OFI Fund Board(s)") has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision.

Sub-Advised Funds. OFI also serves as an investment sub-adviser for a number of other non-OFI funds not overseen by the OFI Fund Boards ("Sub-Advised Funds"). Pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds' managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds.

Tremont Funds (Funds-of-Hedge Funds) Certain OFI Funds are structured as funds-of-hedge funds (the "Tremont Funds") and invest their assets primarily in underlying private investment partnerships and similar investment vehicles ("portfolio funds"). These Tremont Funds have delegated voting of portfolio proxies (if any) for their portfolio holdings to OFI. OFI, in turn, has delegated the proxy voting responsibility to Tremont Partners, Inc., the investment manager of the Tremont Funds.

The underlying portfolio funds, however, typically do not solicit votes from their interest holders (such as the Tremont Funds). Therefore, the Tremont Funds' interests (or shares) in those underlying portfolio funds are not considered to be "voting securities" and generally would not be subject to these Policies and Procedures. However, in the unlikely event that an underlying portfolio fund does solicit the vote or consent of its interest holders, the Tremont Funds and Tremont Partners, Inc. have adopted these Policies and Procedures and will vote in accordance with these Policies and Procedures.

B. Proxy Voting Committee

OFI's internal proxy voting committee (the "Committee") is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies.

The Committee shall adopt a written charter that outlines its responsibilities and any amendments to the charter shall be provided to the Boards at the Boards' next regularly scheduled meetings.

The Committee also shall receive and review periodic reports prepared by the proxy voting agent regarding portfolio proxies and related votes cast. The Committee shall oversee the proxy voting agent's compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.

The Committee will meet on a regular basis and may act at the direction of two or more of its voting members provided one of those members is the Legal Department or Compliance Department representative. The Committee will maintain minutes of Committee meetings and provide regular reports to the OFI Fund Boards.

C. Administration and Voting of Portfolio Proxies

1. Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI's primary consideration is the economic interests of the Funds and their shareholders.

2. Proxy Voting Agent

On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, OFI may consider the proxy voting agent's research and analysis as part of OFI's own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI's and the Funds' portfolio proxy votes, including the appropriate records necessary for the Funds' to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.

3. Material Conflicts of Interest

OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund and its shareholders and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the "company"), on one hand, and OFI or any of its affiliates (together "OFI"), on the other, including, but not limited to, the following relationships:

OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;
an officer of OFI serves on the board of a charitable organization that receives charitable contributions from the company and the charitable organization is a client of OFI;
a company that is a significant selling agent of OFI's products and services solicits proxies;
OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or
OFI and the company have a lending or other financial-related relationship.

o OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;

o an officer of OFI serves on the board of a charitable organization that receives charitable contributions from the company and the charitable organization is a client of OFI;

o a company that is a significant selling agent of OFI's products and services solicits proxies;

o OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or

o OFI and the company have a lending or other financial-related relationship.

In each of these situations, voting against company management's recommendation may cause OFI a loss of revenue or other benefit.

OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. This arrangement alone, however, is insufficient to assure that material conflicts of interest do not influence OFI's voting of portfolio proxies. To minimize this possibility, OFI and the Committee employ the following procedures:

If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to OFI on how to vote on the matter (i.e., case-by-case);

If the proposal that gives rise to a potential conflict is not specifically addressed in the Guidelines or provides discretion to OFI on how to vote, OFI will vote in accordance with its proxy voting agent's general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent;

If neither of the previous two procedures provides an appropriate voting recommendation, OFI may retain an independent fiduciary to advise OFI on how to vote the proposal; or the Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

o If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to OFI on how to vote on the matter (i.e., case-by-case);

o If the proposal that gives rise to a potential conflict is not specifically addressed in the Guidelines or provides discretion to OFI on how to vote, OFI will vote in accordance with its proxy voting agent's general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent;

o If neither of the previous two procedures provides an appropriate voting recommendation, OFI may retain an independent fiduciary to advise OFI on how to vote the proposal; or the Committee may determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.

4. Certain Foreign Securities

Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as "share-blocking." Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the "share-blocking period" OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

5. Securities Lending Programs

  The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled. Alternatively, some securities lending programs use contractual arrangements among the lender, borrower and counterparty to arrange for the borrower to vote the proxies in accordance with instructions from the lending Fund.

If a Fund participates in a securities lending program, OFI will attempt to recall the recall the Funds' portfolio securities on loan and vote proxies relating to such securities if OFI determines that the votes involve matters that would have a material effect on the Fund's investment in such loaned securities.

6. Shares of Registered Investment Companies (Fund of Funds)

Certain OFI Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Funds (the "Fund of Funds"). Accordingly, the Fund of Fund is a shareholder in the underlying OFI Funds and may be requested to vote on a matter pertaining to those underlying OFI Funds. With respect to any such matter, the Fund of Funds will vote its shares in the underlying OFI Fund in the same proportion as the vote of all other shareholders in that underlying OFI Fund (sometimes called "mirror" or "echo" voting).

D. Fund Board Reports and Recordkeeping

OFI will prepare periodic reports for submission to the Board describing:

o any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

o any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.

In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI's experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.

OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI's voting of portfolio proxies, including, but not limited to:

o these Policies and Procedures, as amended from time to time;

o Records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;

o Records of written client requests for proxy voting information and any written responses of OFI to such requests; and

o Any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.

E. Amendments to these Procedures

In addition to the Committee's responsibilities as set forth in the Committee's Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards' next regularly scheduled meetings.

F. Proxy Voting Guidelines

The Guidelines adopted by the Boards of the Funds are attached as Appendix A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.

APPENDIX A

Oppenheimer Funds Portfolio Proxy Voting Guidelines

1. OPERATIONAL ITEMS

    Amend Quorum Requirements.

    Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

    Amend Minor Bylaws.

    Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

    Change Company Name.

    Vote WITH Management

    Change Date, Time, or Location of Annual Meeting.

    - Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

    - Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

    Transact Other Business.

    Vote AGAINST proposals to approve other business when it appears as voting item.

    AUDITORS

    Ratifying Auditors

    - Vote FOR Proposals to ratify auditors, unless any of the following apply:

    o An auditor has a financial interest in or association with the company, and is therefore not independent.

    o Fees for non-audit services are excessive.

    o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

    - Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

    - Vote AGAINST shareholder proposals asking for audit firm rotation.

    - Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).

    - Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.

    2.0 THE BOARD OF DIRECTORS

        Voting on Director Nominees

        - Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

        o Composition of the board and key board committees

        o Attendance at board meetings

        o Corporate governance provisions and takeover activity

        o Long-term company performance relative to a market index

        o Directors' investment in the company

        o Whether the chairman is also serving as CEO

        o Whether a retired CEO sits on the board

        - WITHHOLD VOTES: However, there are some actions by directors that should result in votes being WITHHELD. These instances include directors who:

        o Attend less than 75% of the board and committee meetings without a valid excuse.

        o Implement or renew a dead-hand or modified dead-hand poison pill

        o Ignore a shareholder proposal that is approved by a majority of the shares outstanding.

        o Ignore a shareholder proposal that is approved by a majority of the votes cast for two consecutive years.

        o Failed to act on takeover offers where the majority of the shareholders tendered their shares.

        o Are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees.

        o Are audit committee members; and the non-audit fees paid to the auditor are excessive.

        o Enacted egregious corporate governance policies or failed to replace management as appropriate.

        o Are inside directors or affiliated outside directors; and the full board is less than majority independent.

        o Are CEOs of publicly-traded companies who serve on more than three public boards, i.e., more than two public boards other than their own board

        o Sit on more than six public company boards.

        - Additionally, the following should result in votes being WITHHELD (except from new nominees):

        o If the director(s) receive more than 50% withhold votes out of those cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed.

        o If the company has adopted or renewed a poison pill without shareholder approval since the company's last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption. If a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

        Board Size

        o Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.

        o Vote FOR proposals seeking to fix the board size or designate a range for the board size.

        o Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

        Classification/Declassification of the Board

        o Vote AGAINST proposals to classify the board.

        o Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of shareholders request repeal of the classified board and the board remains classified, withhold votes for those directors at the next meeting at which directors are elected.

        Cumulative Voting

Vote FOR proposal to eliminate cumulative voting.

2.5 Require Majority Vote for Approval of Directors

Vote AGAINST proposal to require majority vote approval for election of directors

2.6 Director and Officer Indemnification and Liability Protection

o Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.

o Vote FOR proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.

o Vote FOR indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

o Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

o The director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company, and

o Only if the director's legal expenses would be covered.

2.7 Establish/Amend Nominee Qualifications

o Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.

o Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

o Vote AGAINST shareholder proposals requiring two candidates per board seat.

2.8 Filling Vacancies/Removal of Directors.

o Vote AGAINST proposals that provide that directors may be removed only for cause.

o Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

o Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

o Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

2.9 Independent Chairman (Separate Chairman/CEO)

- Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:

o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties

o Two-thirds independent board

o All-independent key committees

o Established governance guidelines

o The company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers from the performance summary table.

2.10 Majority of Independent Directors/Establishment of Committees

o Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.

o Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

2.11 Open Access

-Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct. (At the time of these policies, the SEC's proposed rule in 2003 on Security Holder Director Nominations remained outstanding.)

2.12 Stock Ownership Requirements

o Vote WITH Management on shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

o Vote WITH Management on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

2.13 Age or Term Limits

-Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0 PROXY CONTESTS

3.1 Voting for Director Nominees in Contested Elections

-Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:

o Long-term financial performance of the target company relative to its industry

o Management's track record

o Background to the proxy contest

o Qualifications of director nominees (both slates)

o Evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met

o Stock ownership position

3.2 Reimbursing Proxy Solicitation Expenses

-Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

3.3 Confidential Voting

o Vote AGAINST shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.

o If a proxy solicitor loses the right to inspect individual proxy cards in advance of a meeting, this could result in many cards being voted improperly (wrong signatures, for example) or not at all, with the result that companies fail to reach a quorum count at their annual meetings, and therefore these companies to incur the expense of second meetings or votes.

4.0 ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.1 Advance Notice Requirements for Shareholder Proposals/Nominations.

o Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

4.2 Amend Bylaws without Shareholder Consent

o Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

o Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

4.3 Poison Pills

o Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plan agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

o Vote AGAINST proposals that increase authorized common stock fro the explicit purpose of implementing a shareholder rights plan (poison pill).

o Vote FOR share holder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

o Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.

4.4 Shareholder Ability to Act by Written Consent

o Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

o Vote FOR proposals to allow or make easier shareholder action by written consent.

4.5 Shareholder Ability to Call Special Meetings

o Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

o Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

4.6 Establish Shareholder Advisory Committee

o Vote WITH Management

4.7 Supermajority Vote Requirements

o Vote AGAINST proposals to require a supermajority shareholder vote.

o Vote FOR proposals to lower supermajority vote requirements.

5.0 Mergers and Corporate Restructurings

5.1 Appraisal Rights

o Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

5.2 Asset Purchases

o Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

o Purchase price

o Fairness opinion

o Financial and strategic benefits

o How the deal was negotiated

o Conflicts of interest

o Other alternatives for the business

o Non-completion risk

5.3 Asset Sales

o Vote CASE-BY-CASE on asset sale proposals, considering the following factors:

o Impact on the balance sheet/working capital

o Potential elimination of diseconomies

o Anticipated financial and operating benefits

o Anticipated use of funds

o Value received for the asset

o Fairness opinion

o How the deal was negotiated

o Conflicts of interest

5.4 Bundled Proposals

o Review on a CASE-BY-CASE basis on bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

5.5 Conversion of Securities

o Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

5.6 Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

o Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:

o Dilution to existing shareholders' position

o Terms of the offer

o Financial issues

o Management's efforts to pursue other alternatives

o Control issues

o Conflicts of interest

o Vote CASE-BY-CASE on the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.7 Formation of Holding Company

o Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:

o The reasons for the change

o Any financial or tax benefits

o Regulatory benefits

o Increases in capital structure

o Changes to the articles of incorporation or bylaws of the company.

o Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

o Increases in common or preferred stock in excess of the allowable maximum as calculated by the ISS Capital Structure Model.

o Adverse changes in shareholder rights.

5.8 Going Private Transactions (LBOs and Minority Squeezeouts)

o Votes on going private transactions on a CASE-BY-CASE basis, taking into account the following:

o Offer price/premium

o Fairness opinion

o How the deal was negotiated

o Conflicts of interests

o Other alternatives/offers considered

o Non-completion risk

5.9 Joint Venture

o Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:

o Percentage of assets/business contributed

o Percentage of ownership

o Financial and strategic benefits

o Governance structure

o Conflicts of interest

o Other alternatives

o Non-completion risk

5.10 Liquidations

o Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

o Vote on a CASE-BY-CASE basis, if the company will file for bankruptcy if the proposal is not approved.

5.11 Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition

o Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:

o Prospects of the combined company, anticipated financial and operating benefits

o Offer price (premium or discount)

o Fairness opinion

o How the deal was negotiated

o Changes in corporate governance

o Change in the capital structure

o Conflicts of interest

5.12 Private Placements/Warrants/Convertible Debenture

o Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:

o Dilution to existing shareholders' position

o Terms of the offer

o Financial issues

o Management's efforts to pursue other alternatives

o Control issues

o Conflicts of interest

5.13 Spinoffs

o Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:

o Tax and regulatory advantages

o Planned use of the sale proceeds

o Valuation of spinoff

o Fairness opinion

o Benefits to the parent company

o Conflicts of interest

o Managerial incentives

o Corporate governance changes

o Changes in the capital structure

5.14 Value Maximization Proposals

o Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

5.15 Severance Agreements that are Operative in Event of Change in Control

o Review CASE-BY-CASE, with consideration give to ISS "transfer-of-wealth" analysis. (See section 8.2)

6.0 STATE OF INCORPORATION

6.1 Control Share Acquisition Provisions

o Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

o Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

o Vote FOR proposals to restore voting rights to the control shares.

6.2 Control Share Cashout Provisions

o Vote FOR proposals to opt out of control share cashout statutes.

6.3 Disgorgement Provisions

o Vote FOR proposals to opt out of state disgorgement provisions.

6.4 Fair Price Provisions

o Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

o Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

6.5 Freezeout Provisions

o Vote FOR proposals to opt out of state freezeout provisions.

6.6 Greenmail

o Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

o Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

6.7 Reincorporation Proposals

o Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

o Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

6.8 Stakeholder Provisions

o Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

6.9 State Anti-takeover Statutes

o Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0 CAPITAL STRUCTURE

7.1 Adjustments to Par Value of Common Stock

o Vote FOR management proposals to reduce the par value of common stock.

7.2 Common Stock Authorization

o Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

o Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

o Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

7.3 Dual-Class Stock

o Vote AGAINST proposals to create a new class of common stock with superior voting rights.

o Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

- It is intended for financing purposes with minimal or no dilution to current shareholders

- It is not designed to preserve the voting power of an insider or significant shareholder

7.4 Issue Stock for Use with Rights Plan

o Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

7.5 Preemptive Rights

o Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

7.6 Preferred Stock

o Vote FOR shareholder proposals to submit preferred stock issuance to shareholder vote.

o Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

o Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense)

o Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

o Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

o Vote AGAINST proposals to increase the number of blank check preferred shares unless, (i) class of stock has already been approved by shareholders and (ii) the company has a record of issuing preferred stock for legitimate financing purposes.

7.7 Pledge of Assets for Debt (Generally Foreign Issuers)

o OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

7.8 Recapitalization

o Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:

o More simplified capital structure

o Enhanced liquidity

o Fairness of conversion terms

o Impact on voting power and dividends

o Reasons for the reclassification

o Conflicts of interest

o Other alternatives considered

7.9 Reverse Stock Splits

o Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

o Vote FOR management proposals to implement a reverse stock split to avoid delisting.

o Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by ISS.

7.10 Share Purchase Programs

o Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

7.11 Stock Distributions: Splits and Dividends

o Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

7.12 Tracking Stock

o Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0 EXECUTIVE AND DIRECTOR COMPENSATION

8.1 Equity-based Compensation Plans

o Vote compensation proposals on a CASE-BY-CASE basis.

o In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. OFI analyzes stock option plans, paying particular attention to their dilutive effect. While OFI generally supports management proposals, OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.

o Vote AGAINST plans that expressly permit the repricing of underwater stock options without shareholder approval. Generally vote AGAINST plans in which the CEO participates if there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance) and the main source of the pay increase (over half) is equity-based. A decrease in performance is based on negative one- and three-year total shareholder returns. An increase in pay is based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year. Also WITHHOLD votes from the Compensation Committee members.

8.2 Director Compensation

Examine compensation proposals on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as stock option plans and bonus plans to be ordinary business activity. We analyze stock option plans, paying particular attention to their dilutive effect. While we generally support management proposals, we oppose compensation proposals we believe are excessive, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.

8.3 Bonus for Retiring Director

o Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company's accomplishments during the Director's tenure, and whether we believe the bonus is commensurate with the Director's contribution to the company.

8.4 Cash Bonus Plan

o Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

8.5 Stock Plans in Lieu of Cash

o Generally vote FOR management proposals, unless OFI believe the proposal is excessive.

In casting its vote, OFI reviews the ISS recommendation per a "transfer of wealth" binomial formula that determines an appropriate cap for the wealth transfer based upon the company's industry peers.

o Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.

o Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

o Vote FOR plans which do not

8.6 Director Retirement Plans

o Vote FOR retirement plans for non-employee directors if the number of shares reserve is less than 3% of outstanding shares and the exercise price is 100% of fair market value.

o Vote AGAINST shareholder proposals to eliminate retirement plans for non-employee directors, if the number of shares is less than 3% of outstanding shares and exercise price is 100% of fair market value.

8.7 Management Proposals Seeking Approval to Reprice Options

o Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

o Historic trading patterns

o Rationale for the repricing

o Value-for-value exchange

o Option vesting

o Term of the option

o Exercise price

o Participation

8.8 Employee Stock Purchase Plans

o Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

o Votes FOR employee stock purchase plans where all of the following apply:

o Purchase price is at least 85% of fair market value

o Offering period is 27 months or less

o The number of shares allocated to the plan is 10% or less of the outstanding shares

o Votes AGAINST employee stock purchase plans where any of the following apply:

o Purchase price is at least 85% of fair market value

o Offering period is greater than 27 months

o The number of shares allocated to the plan is more than 10% of the outstanding shares

8.9 Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

o Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

o Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

o Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by ISS.

o Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

8.10 Employee Stock Ownership Plans (ESOPs)

o Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares.)

8.11 Shareholder Proposal to Submit Executive Compensation to Shareholder Vote

o Vote WITH MANAGEMENT

8.12 401(k) Employee Benefit Plans

o Vote FOR proposals to implement a 401(k) savings plan for employees.

8.13 Shareholder Proposals Regarding Executive and Director Pay

o Vote WITH MANAGEMENT on shareholder proposals seeking additional disclosure of executive and director pay information.

o Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.

o Vote WITH MANAGEMENT on shareholder proposals to put option repricings to a shareholder vote.

o Vote WITH MANAGEMENT for all other shareholder proposals regarding executive and director pay.

8.14 Performance-Based Stock Options

o Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:

o The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options), or

o The company demonstrates that it is using a substantial portion of performance-based awards for its top executives

8.15 Golden Parachutes and Executive Severance Agreements

o Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

o Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:

o The parachute should be less attractive than an ongoing employment opportunity with the firm

o The triggering mechanism should be beyond the control management

o The amount should not exceed three times base salary plus guaranteed benefits

8.16 Pension Plan Income Accounting

o Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

8.17 Supplemental Executive Retirement Plans (SERPs)

o Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.

SOCIAL AND ENVIRONMENTAL ISSUES

In the case of social, political and environmental responsibility issues, OFI believes the issues do not primarily involve financial considerations and OFI ABSTAINS from voting on those issues.